UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2026

Commission File Number: 0-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware                    61-1203323
(State or other jurisdiction of        (I.R.S. Employer Identification
incorporation or organization)        Number)

2002 Papa Johns Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Papa John's International, Inc. (the "Company") was held on April 30, 2026. There were 33,765,517 shares eligible to vote at the Annual Meeting, consisting of 32,891,091 shares of common stock outstanding as of the record date and 874,426 shares of restricted stock with voting rights. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve a term of one year and until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Christopher L. Coleman	20,360,271	1,726,278	18,534	4,694,088
John W. Garratt	21,823,223	263,889	17,971	4,694,088
Stephen L. Gibbs	21,880,158	184,638	40,287	4,694,088
Laurette T. Koellner	20,429,252	1,642,489	33,342	4,694,088
Jocelyn C. Mangan	21,734,652	331,936	38,495	4,694,088
Sonya E. Medina	21,737,910	344,761	22,412	4,694,088
John C. Miller	21,904,335	182,721	18,027	4,694,088
Todd A. Penegor	20,483,676	1,579,290	42,117	4,694,088

Appointment of Ernst & Young LLP as the Company’s Independent Auditors. The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2026. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,645,289	96,489	57,393	—

Advisory Approval of the Company’s Executive Compensation. The stockholders of the Company approved a resolution on advisory approval of executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,808,761	3,246,150	50,172	4,694,088

Amendment to the Company's Certificate of Incorporation to remove supermajority voting provisions. The stockholders of the Company did not approve a resolution to remove supermajority voting provisions from the Company's Amended and Restated Certificate of Incorporation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,179,588	899,339	26,156	4,694,088

Amendment to the Company's Certificate of Incorporation to reduce special meeting ownership threshold. The stockholders of the Company did not approve a resolution to reduce the special meeting ownership threshold in the Company's Amended and Restated Certificate of Incorporation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,526,171	1,549,430	29,482	4,694,088

Stockholder Proposal Regarding Special Meeting Ownership Threshold. The resolution presented by The Accountability Board was not approved by the stockholders of the Company. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,889,212	11,070,599	145,272	4,694,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: May 5, 2026	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Administrative Officer and Corporate Secretary